September 2017 Investor Presentation Jerry Richards Vice President & Chief Financial Officer

Forward-Looking Statements & Non-GAAP Measures FORWARD-LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 as amended, including without limitation, statements about long-term economic fundamentals and future company performance, the company’s business model, performance of mills after high-return capital spending, lumber price volatility resulting from trade case regarding Canadian lumber imports, finalization of countervailing and antidumping duties in Q4, 2017, annual production of lumber and plywood, direction of markets and the economy, increased U.S. housing starts, increased U.S. lumber demand, expectation that incremental lumber production will come from the South, manufacturer investments in the South, effect of increased manufacturing in the South on sawlog prices, effect of increased sawlog prices on EBITDDA in the North and South regions, effect of increased lumber prices on EBITDDA, North American log and lumber exports to China, expected harvest in 2017 and harvest level range over the next 50 years and beyond, expected annual real estate sales, log, lumber and panel price trends, forecast of Canadian lumber production, 20,000 acres of annual real estate sales, competitive lumber mills will benefit from improved housing market, debt maturities, share repurchases, real estate business potential and land development potential, capital structure, expectation that Southern sawlog prices will recover, and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; changes in the United States and international economies; changes in U.S. job growth; changes in U.S. bank lending practices; changes in the level of domestic construction activity; changes in international tariffs, quotas and trade agreements involving wood products; changes in domestic and international demand for wood products; changes in production and production capacity in the forest products industry; competitive pricing pressures for the company’s products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; changes in fuel and energy costs; changes in raw material and other costs; the ability to satisfy complex rules in order to remain qualified as a REIT; changes in tax laws that could reduce the benefits associated with REIT status; and other risks and uncertainties described from time to time in the company’s public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements. NON-GAAP MEASURES This presentation presents non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP is included in this presentation which is available on the company’s website at www.potlatchcorp.com.

Potlatch Highlights Timber REIT best positioned to capitalize on the housing recovery Highest leverage to lumber prices of timber REITs Long-term economic fundamentals are positive Final Canadian lumber import countervailing and anti-dumping duties to be announced in November 2017 Geographically diverse, high-quality timberlands Largest private landowner in Idaho Southern timberlands well positioned to supply incremental wood needed as housing recovers Low-risk, high-margin, real estate sales Sell non-core timberlands at attractive multiples Focus is sale of undeveloped rural, recreational real estate Top 10 U.S. lumber manufacturer Mills are well positioned as a result of high-return capital spending Return cash to shareholders Dividend currently yields 3%(1) Have $54 million remaining on share purchase authorization (1) Based on September 22, 2017 closing stock price of $50.00 per share.

Potlatch Portfolio Idaho 615,000 Arkansas 411,000 Minnesota 149,000 Mississippi 97,000 Alabama 93,000 TOTAL: 1,365,000 We own ~ 1.4 million acres of certified timberland and are a top 10 lumber manufacturer in the U.S. Timberlands, acres as of June 30, 2017 (1) Full year 2016 in million board feet, does not include 161 MMSF of plywood production at St. Maries, ID. Sawmill Production, MMBF Warren, AR 195 Gwinn, MI 183 St. Maries, ID 181 Bemidji, MN 142 TOTAL: 701(1)

Highest Leverage to Lumber Prices Potlatch has more direct leverage to lumber prices than any other timber REIT. This comes from both a lumber manufacturing business and indexed log prices in Idaho. A $30/mbf change in lumber prices represents about $25 million of annual EBITDDA. Based on EBITDDA for trailing twelve months ended June 30, 2017. Potlatch amount consists of EBITDDA from non-indexed log sales, plywood and real estate. Source: public filings. Competitors Sawlogs Indexed to Lumber Prices 25%

Softwood Lumber Trade Case We are pleased with the preliminary countervailing duty (“CVD”) and anti-dumping duty announcements (“ADD”). We expect lumber prices will remain volatile as the trade case progresses. Canadian lumber imports were managed under an agreement that expired October 2015; a one-year standstill period ended October 2016 The U.S. Department of Commerce announced preliminary CVDs on April 24, 2017, including that duties will be retroactive for certain Canadian lumber producers Preliminary ADDs were announced on June 26, 2017 The finding of injury and the amount of the duties are expected to be finalized in Q4 2017 The U.S. Lumber Coalition continues to seek a hard volume restraint (quota) in any negotiated agreement

Lumber Capacity Utilization vs. Price Source: RBC Capital Markets from Random Lengths, RISI, and RBC Capital Markets estimates. (1) The Random Lengths Kiln Dried Dimension Random 2X4 #2 & Better Price (FOB mill) was $271/MBF a year ago, $312/MBF at the end of 2016 and $385/MBF as of February 24, 2017. $/MBF REAL PRICE (2015 dollars) W. SPF 2x4 (US$) 2017 current Lumber prices are correlated with manufacturing capacity utilization, which is increasing. Western SPF lumber prices jumped up in February 2017 and are up $92/MBF compared to a year ago.(1)

U.S. Housing Starts & Lumber Demand are Increasing U.S. housing starts are recovering to long-term trend The incremental wood needed to supply increasing demand will come from the U.S. South Source: U.S. Census Bureau. Forecast based on average of 8 different economic forecasting firms. Forecast(2) Actual(1) U.S. HOUSING STARTS (in thousands) U.S. LUMBER SUPPLY – RISI (billion board feet) Average Starts Since 1970: 1.5 million Forecast U.S. LUMBER SUPPLY (1995 - 2028) - RISI Data Source: RISI Annual Historical Datasets 2015 RISI 15-Year Lumber Forecast, July 2014 RISI 5-Year Lumber Forecast, Dec 2015 YEAR 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16F 17F 18F 19F 20F 21F 22F 23F 24F 25F 26F 27F 28F U.S. SOFTWOOD LUMBER PRODUCTION BY REGION - bbf U.S. Total 32.200000000000003 33.299999999999997 34.700000000000003 34.700000000000003 36.6 36 34.6 35.5 36.6 38.299999999999997 40.700000000000003 38.700000000000003 35.200000000000003 29.2 23.4 25 26.5 28.5 30 31.5 31.938000000000002 33.084000000000003 35.504000000000005 37.708999999999996 38.792999999999999 39.014000000000003 38.353999999999999 35.9 39.200000000000003 41.9 44.1 43.9 38.5 40.9 Coast 7.5 7.7 7.8 7.8 8.6 8.8000000000000007 8.8000000000000007 9.1999999999999993 9.9 10.9 11.8 10.7 9.6 7.7 6.5 7 7.2 7.8 8.3000000000000007 8.6999999999999993 8.3030000000000008 8.5225197999999995 9.4628432000000018 9.7907256999999994 9.6918772999999998 9.501589000000001 9.289814100000001 9.6 10.6 11.4 11.8 11.5 10 10.6 Inland 7 7.1 7.4 7.3 7.6 7.1 6.6 6.8 6.7 6.8 6.6 6.2 5.9 4.8 3.5 3.8 4.0999999999999996 4.5 4.7 4.9000000000000004 4.9950000000000001 5.15 5.5890000000000004 5.8919999999999995 5.8980000000000006 5.548 5.2709999999999999 5 5.3 5.4 5.7 5.8 5 5.0999999999999996 South 14.7 15.3 16.100000000000001 16.2 16.899999999999999 16.7 16.100000000000001 16.3 16.899999999999999 17.3 18.899999999999999 18.7 17 14.6 11.8 12.4 13.4 14.4 15.1 16 16.585000000000001 17.029999999999998 18.032 19.085999999999999 20.527999999999999 21.599 21.481999999999999 18.7 20.5 22 23.4 23.6 20.7 22.2 Other 3.1 3.2 3.4 3.4 3.5 3.4 3.2 3.2 3.1 3.3 3.5 3.1 2.7 2.1 1.6 1.8 1.8 1.8 1.9 1.9 1.952 2.0209999999999999 2.2720000000000002 2.3259999999999996 2.3469999999999995 2.367 2.3099999999999996 2.6 2.9 3 3.2 3.2 2.8 3 U.S. SOFTWOOD LUMBER DEMAND - bbf Domestic Demand 46.2 50.6 50.5 53.5 54 54.3 53.2 56.2 57.5 60.6 63.7 60.6 52.7 41.8 33.700000000000003 32.799999999999997 33.4 36.799999999999997 38.9 40.5 45.2 50.6 48.8 50.6 53.8 54.5 52.5 48.2 53.2 56.1 58.6 57.9 51.7 54.8 Canadian Exports to the U.S. 17 17.8 17.399999999999999 18 18.2 18.3 18.7 19.100000000000001 19.399999999999999 21 21.5 20.100000000000001 16.7 11.6 8.3000000000000007 9 8.8000000000000007 9.5 10.9 11.8 12 13.9 13.7 14.1 15 13.3 12.9 11.8 13.1 13.9 14.6 14.5 12.7 13.7 Canadian Lumber % of U.S. Market (RHS) 0.36796536796536794 0.35177865612648224 0.34455445544554453 0.3364485981308411 0.33703703703703702 0.33701657458563539 0.35150375939849621 0.33985765124555162 0.33739130434782605 0.34653465346534651 0.33751962323390894 0.3316831683168317 0.31688804554079691 0.27751196172248804 0.24629080118694363 0.27439024390243905 0.26347305389221559 0.25815217391304351 0.28020565552699228 0.29135802469135802 0.26548672566371678 0.27470355731225299 0.28073770491803279 0.27865612648221344 0.27881040892193309 0.24403669724770644 0.24571428571428572 0.24481327800829875 0.24624060150375937 0.24777183600713013 0.24914675767918087 0.25043177892918828 0.24564796905222436 0.25

Southern Sawlog Price Southern sawlog prices are normally correlated to lumber production and are well below trend levels. SOUTHERN PINE SAWTIMBER STUMPAGE PRICE VS. LUMBER PRODUCTION Source: USDA, WWPA, Timber Mart-South. Trend Pricing

Increasing Investments in our Southern Wood Baskets Manufacturers are investing in our Southern wood baskets, which will translate to higher sawlog prices. Our Southern wood baskets have more price upside than other parts of the South. Source: Public Announcements & Internal Research Source: Public Announcements (1)Estimated incremental demand in thousands of tons Selected capacity expansions Potlatch Landholdings Demand(1) Description Location Status Sawlog Pulpwood Biewer - lumber Newton, MS Built, in start up 900 Conifex - lumber El Dorado, AR $80MM to rebuild mill 700 Two Rivers - lumber Demopolis, AL Construction/start up 2017 900 Winston - plywood Louisville, MS Built, in start up 750 Caddo - lumber Glenwood, AR $50MM to restart idled mill 650 Sun Paper - pulp Arkadelphia, AR Announced plan to build 3,000 Highland - pellet Pine Bluff, AR Under construction 1,400

North American Log & Lumber Exports The volume of wood exported from North America to China grew materially in the last decade and remains at a meaningful level. U.S. WEST COST LOG EXPORTS (billion board feet – lumber scale) NORTH AMERICAN SOFTWOOD LUMBER EXPORTS (billion board feet) Forecast Actual Forecast Actual Source: FEA

Canada’s Ability to Supply Lumber is Constrained Canadian supply has declined almost 10 billion board feet due to the mountain pine beetle and a reduction in allowable cut. CANADA SOFTWOOD LUMBER PRODUCTION (billion board feet) Actual Forecast ≈10 billion board feet Source: Wood Markets Outlook 2017 edition.

Resource: Segment Overview Resource is a stable and significant source of cash. Segment EBITDDA was $112 million for the trailing twelve months ended June 30, 2017. RESOURCE PERFORMANCE Increased EBITDDA driven by recovery of Northern sawlog prices Southern pine sawlog prices have not yet recovered Changes in Southern sawlog average prices are driven by changes in hardwood volumes and prices At current harvest volumes, a $10/ton change in sawlog prices is ~$10 million in annual EBITDDA in South EBITDDA is reconciled on slide 21 and defined on slide 22. Delivered basis. Southern EBITDDA in millions(1) Northern Sawlog price per ton(2) Southern Sawlog price per ton(2) Northern EBITDDA in millions(1) Year N EBITDDA S EBITDDA EBITDDA(1) (in millions) Northern Sawlog (2) (price per ton) Southern Sawlog (2) (price per ton) 2006 $92 2007 $97 $88 $56 2008 $95 $80 $48 2009 $56 $59 $43 2010 $83 $67 $45 2011 $77 $73 $42 2012 48.283617499999998 17.705046500000002 $66 $75 $42 2013 68.869409609999991 22.658954030000004 $92 $85 $43 2014 79.8170219 23.006077649999995 $103 $91 $46 2015 74.099999999999994 31 $105.1 $87.454037167662918 $43.486753991050271 2016 74.599999999999994 31.4 $106 $90.296952963318688 $43.683106681779186

Resource: Long-Term Harvest Profile Our strategy is to maximize net present value while managing our timberlands sustainably over the long term. We plan to harvest 4.2 million tons in 2017. ACTUAL ANNUAL HARVEST (millions of tons) PROJECTED AVERAGE ANNUAL HARVEST RANGE (millions of tons)(3) Increase is due to acquisition of 200,000 acres of timberlands in Alabama and Mississippi at the end of 2014. Decrease is due to sale of 172,000 acres of central Idaho timberlands on April 21, 2016. Does not include the effect of future acquisitions or dispositions. (1) (2)

Real Estate Business Part of our ownership is worth more for uses other than growing trees. Parcels are segmented by product, then competitively marketed for sale at the highest overall price. We expect to sell about 20,000 acres annually. *Historical average of the last two years. 2017 Land Base Value Optimization Strategic Management / Long-Term Ownership Sell Parcels for Values Greater than Timberland Values HBU Development 40,000 acres Rural Real Estate 100,000 acres Non-Strategic Timberlands 55,000 acres $2,700* / acre $1,300* / acre $700* / acre CORE Timberland 1.2 million acres

Wood Products: Segment Overview We operate four sawmills that can produce 700-725 million board feet of lumber annually, depending on market conditions Our industrial-grade plywood mill produces about 160 million square feet of higher grade panels, most of which are sold at a premium Changes in EBITDDA driven largely by lumber prices and log costs EBITDDA in millions(1) Lumber Price (MBF) Competitive mills will benefit from an improving housing market. Segment EBITDDA was $60 million for the trailing twelve months ended June 30, 2017. WOOD PRODUCTS PERFORMANCE (1) EBITDDA is reconciled on slide 21 and defined on slide 22. Year EBITDDA(1) (in millions) Lumber Price (MBF) 2007 $14 $319 2008 $-4 $292 2009 $-11 $255 2010 $15 $297 2011 $15 $297 2012 $52 $342 2013 $65 $392 2014 $59 $402 2015 $3 $346 2016 $31.938351799999996 $352.39

Capital Structure As of June 30, 2017 Unaudited, $ in millions Market capitalization(1) $2,031 Net debt(2) 469 Enterprise Value $2,500 Net debt to enterprise value 19% Consolidated leverage ratio(3) 24% Interest coverage ratio(4) 6.3 Weighted average cost of debt, after tax 4% Market capitalization is based on the closing stock price of $50.00 per share on September 22, 2017. Net debt is defined on slide 22 and is calculated as total debt of $579 million less cash and short-term investments of $110 million. Consolidated leverage ratio is defined on slide 22 and is limited to 40%. Interest coverage ratio is defined on slide 22 and is required to be at least 3.00. $249 million is available on our revolver Maturity: February 2020 Accordion: $250 million Refinancing and repayments completed in 2016 reduced interest run rate $5 million per year $150 million of 2019 maturities contain a make-whole currently at $20 million $54 million remaining on share repurchase authorization DEBT MATURITIES (in millions)

Dividend History DIVIDEND PAID PER SHARE (dollars) We grew our dividend 20% in 2013 and 2014(1) Our current dividend yield is 3%(2) The dividend increased 13% in Q4 2013 and 7% in Q4 2014. Based on the closing stock price of $50.00 per share on September 22, 2017.

Summary High quality, well managed portfolio of assets Softwood lumber trade case could provide near term catalyst Long-term industry trends are favorable U.S. housing starts recovering to long-term trend North American exports to China tension U.S. market Canadian lumber capacity is declining Southern sawlog prices will recover Returning cash to shareholders and reducing leverage are important capital allocation priorities Sustainable and growing dividend Authorized to repurchase shares Pay maturing debt

Appendix

EBITDDA & Segment EBITDDA Reconciliation ($ in millions) Fiscal Year 2012 2013 2014 2015 2016 RESOURCE Northern Resource operating income $33 $53 $65 $59 $65 Depreciation, depletion and amortization 15 16 15 15 10 Northern Resource EBITDDA $48 $69 $80 $74 $75 Southern Resource operating income $16 $21 $20 $17 $17 Depreciation, depletion and amortization 2 2 3 14 14 Southern Resource EBITDDA $18 $23 $23 $31 $31 Resource Segment EBITDDA $66 $92 $103 $105 $106 WOOD PRODUCTS Operating income (loss) $45 $59 $53 ($5) $25 Depreciation and non-cash impairments & eliminations 7 6 6 8 7 Wood Products Segment EBITDDA $52 $65 $59 $3 $32 REAL ESTATE Operating income(1) $28 $18 $27 $17 $19 Basis of real estate sold and depreciation 5 4 9 7 9 Real Estate Segment EBITDDA $33 $22 $36 $24 $28 CORPORATE & ELIMINATIONS Corporate expense(2) ($39) ($44) ($32) ($32) ($39) Depreciation and eliminations(3) 2 1 1 3 (3) Corporate EBITDDA ($37) ($43) ($31) ($29) ($42) Consolidated EBITDDA $114 $136 $167 $103 $124 Excludes the Q2 2016 central Idaho timberland sale. Corporate expense includes environmental remediation charges of $4 million in 2013 and $1 million in 2016. Eliminations are primarily related to intersegment purchases of logs.

Definitions EBITDDA is a non-GAAP measure and is calculated as net income (loss) adjusted for interest expense, provision (benefit) for income taxes, depreciation, depletion and amortization, basis of real estate sold and non-cash asset impairment and eliminations. Segment EBITDDA from continuing operations is a non-GAAP measure and is calculated as segment operating income (loss) adjusted for depreciation, depletion and amortization, basis of real estate sold and non-cash asset impairment and eliminations. Net debt to enterprise value is a non-GAAP measure and is calculated as net debt divided by enterprise value. Net debt is calculated as long-term debt, less cash and cash equivalents. Consolidated Leverage Ratio is defined in our credit agreements as Total Funded Indebtedness divided by Total Asset Value. Total Funded indebtedness consist of our long-term debt, including any current portion of long-term debt, plus the total amount outstanding under the letter of credit subfacility. Total Asset Value per the credit agreements is defined as the value of our timberlands, the book basis of our Wood Products manufacturing facilities, cash and cash equivalents, short-term investments, the cash value of our company-owned life insurance (COLI) and the purchase price of timberlands acquired. The book basis of our Wood Products manufacturing facilities and the cash value of our COLI are each limited to 5% of Total Asset Value. Interest Coverage Ratio is our trailing twelve months EBITDDA divided by interest expense for the same period. EBITDDA for purposes of the credit agreements is defined as net income adjusted for interest expense, income taxes, depreciation, depletion and amortization, the basis of real estate sold and non-cash equity compensation expense.